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                                                                  EXHIBIT 10.36

                               SECURITY AGREEMENT

     This Security Agreement (this "Agreement") is made and entered into as of the 7th day of February, 2001, by and between ACCUMED INTERNATIONAL, INC., a Delaware corporation with its principal place of business at 920 North Franklin Street, Suite 402, Chicago, Illinois 60610 ("Debtor"), and AMPERSAND MEDICAL CORPORATION, a Delaware corporation with its principal place of business at 414
N. Orleans, Suite 510, Chicago, Illinois 60610 ("Secured Party").

                                   WITNESSETH:

     WHEREAS, Debtor and Secured Party have entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of the date hereof; and

     WHEREAS, in connection with the Merger Agreement Debtor has executed a certain Secured Promissory Note of even date herewith, made payable to Secured Party (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Note"), providing for the making of a term loan to Debtor in the principal amount of Eight Hundred Thousand and No/100 Dollars ($800,000.00), and as a condition to the making of such loan Debtor is required to grant the security interest contemplated by this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and in the Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS

     1.1 General Definitions. When used herein, the following terms shall have the following meanings:

          (a) "Code" shall mean the Uniform Commercial Code as in effect in the State of Illinois from time to time.

          (b) "Collateral" shall mean the Initial Collateral and the Additional Collateral, collectively, as specified in Section 2.1(a) and 2.1(b) hereof, respectively.

          (c) "Default" shall mean the occurrence or existence of any "Event of Default" under (and as defined in) the Note.

          (d) "Financing Agreements" shall mean the Note and all other agreements, instruments and documents executed by or on behalf of Debtor and delivered to Secured Party in connection therewith, including, without limitation, this Agreement.

          (e) "Liabilities" shall mean all liabilities, obligations and indebtedness of any and every kind and nature that arise under the Note, this Agreement or any other Financing Agreement, whether heretofore, now or hereafter owing, arising, due or payable from


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     Debtor to Secured Party.

          (f) "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, conditional sale agreement, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever with respect to any property of a Person, whether granted voluntarily or imposed by law, and includes the interest of a lessor under a capitalized lease or under any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement or similar notice, under the Code or other comparable law of any jurisdiction.

          (g) "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, limited liability company, corporation, institution, entity, party or government (whether national, federal, state, provincial, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     1.2 Other Terms. All other terms contained in this Agreement, where the context so indicates (unless otherwise specifically defined herein), shall have the meanings provided by the Code to the extent the same are used or defined therein.

     2. COLLATERAL

     2.1 Security Interest.

          (a) To secure payment and performance of Debtor's Liabilities, Debtor hereby grants to Secured Party a continuing security interest in and to all of Debtor's right, title and interest in and to all assets and property of Debtor listed on SCHEDULE A attached hereto, as such schedule may be amended, restated, supplemented or otherwise modified from time to time, whether such assets and property are owned on the date hereof or hereafter acquired, and all sale proceeds of such assets and property, and any and all insurance proceeds pertaining to such assets and property, together with all of Debtor's books and records pertaining to such assets and property (collectively, the "Initial Collateral").

          (b) To secure payment and performance of the Additional Loans provided for in Section 1.12(b) of the Merger Agreement, Debtor also hereby grants to Secured Party a continuing security interest in and to all of Debtor's right, title and interest in and to the assets and property listed on SCHEDULES B, C and D attached hereto (collectively, the "Additional Collateral"), as such schedules may be amended, restated, supplemented or otherwise modified from time to time, together with all of Debtor's books and records pertaining to such Additional Collateral, but such continuing security interest shall only become effective as to the Additional Collateral as and when the Additional Loans (as defined in the Merger Agreement) are actually made by Secured Party, in the following


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     manner:

          (i) to the Additional Collateral listed on SCHEDULE B when the first Additional Loan is made;

          (ii) to the Additional Collateral listed on SCHEDULE C when the second Additional Loan is made;

          (iii) to the Additional Collateral listed on SCHEDULE D when the third Additional Loan is made.

     2.2 Financing Statements. Debtor will execute and deliver to Secured Party such financing statements or amendments thereof or supplements thereto, and such other instruments as Secured Party may from time to time require in order to preserve, protect and maintain the security interest granted hereby. Debtor further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

     2.3 Attachment. Subject to the provisions of Section 2.1(b) hereof, Debtor confirms that value has been given and that Debtor and Secured Party have not agreed to postpone the time for attachment of the security interest created by this Agreement to any of the Collateral.

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS

     3.1 Representations and Warranties. Debtor hereby represents and warrants to Secured Party that:

          (a) Debtor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the nature of Debtor's business or the ownership of its property requires such qualification, and
     (iii) has all requisite corporate power and authority to own, operate and encumber its property and to conduct its business as presently conducted.

          (b) Debtor has the requisite corporate power and authority to execute, deliver and perform each of the Note, this Agreement and each document that is to be executed by it in connection with either of them. The execution, delivery, performance and filing, as the case may be, of each such document have been duly approved by the Board of Directors of Debtor and such approval has not been rescinded. No other corporate actions or proceedings on the part of Debtor are necessary to consummate such transactions. Each of the Note, this Agreement and each document that is to be executed by Debtor in connection with either of them has been duly executed and delivered by Debtor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and is in full force and effect.

          (c) The execution, delivery and performance of each of the Note, this


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     Agreement and each document that is to be executed by Debtor in connection with either of them do not and will not (i) conflict with Debtor's certificate of incorporation or by- laws, (ii) conflict with any law known to Debtor to be applicable to, or binding on, its business or the Collateral or any contractual restriction binding on or affecting the Debtor, or (iii) result in or require the creation or imposition of any Lien not contemplated by the Note or this Agreement.

          (d) Debtor is and will be the owner of, and has and will have good and marketable title to, the Collateral. Debtor is the legal and beneficial owner of the Collateral, free and clear of any and all Liens and other interests of third parties, except for the security interest created by this Agreement. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office on the date hereof.

          (e) The respective locations where Debtor keeps the Collateral and Debtor's principal place of business and chief executive office are and will be located at the address first set forth hereinabove.

          (f) The correct corporate name of Debtor on the date hereof is AccuMed International, Inc., and Debtor will not use any other corporate or fictitious name without notifying Secured Party. Debtor will not change its name, identity or structure in any manner without the prior written consent of Secured Party, which shall not be unreasonably withheld, provided that, as a condition to the effectiveness of any such consent, Debtor shall execute and deliver to the Secured Party, at Debtor's expense, any financing statements or other documents requested by Secured Party reasonably necessary or desirable to maintain the validity, perfection and priority of the Lien intended to be created hereby.

          (g) This Agreement, together with the filing of a financing statement with the Secretary of State of Illinois, upon the giving of value to Debtor by Secured Party, creates a valid and perfected security interest in the Collateral (other than Collateral in which a security interest may not be perfected by filing a financing statement under the Code) in accordance with the terms of this Agreement.

          (h) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority is required (i) for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Debtor, (ii) for the perfection or, except for the filing of the appropriate continuation statements with respect to the financing statements described in clause (g) above, maintenance of the security interest created hereby (including the maintenance of the relative priority of such security interest), or (iii) for the exercise by Secured Party of its rights and remedies hereunder.

          (i) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived in writing.


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     3.2 Covenants. Until performance, payment and/or satisfaction, in full, of the Liabilities, Debtor covenants and agrees as follows:

          (a) Debtor will furnish to Secured Party such information relevant to the Collateral as Secured Party may from time to time reasonably request, including, without limitation, documents pertaining to the original delivery of the Collateral to Debtor or other receipts for such Collateral.

          (b) Debtor will maintain adequate insurance against loss or damage to the Collateral and shall cause Secured Party to be named as an additional insured and loss payee with respect thereto during the term of this Agreement. Debtor shall promptly and from time to time, upon request, provide Secured Party with written certification of such insurance coverage.

     4. SALES, COLLECTIONS AND REPORTS

     4.1 Sales. Debtor may not sell or otherwise dispose of the Collateral (other than within the ordinary course of its business, consistent with past practice) without the prior written consent of Secured Party. At such time, upon or after the occurrence of a Default, if any, as Secured Party shall notify Debtor of such Default, Debtor shall take such action with respect to the disposition of the Collateral and of the proceeds thereof, as Secured Party may request.

     4.2 Endorsement by Secured Party. Debtor hereby authorizes Secured Party to endorse, in the name of Debtor, any item, howsoever received by Secured Party, representing proceeds of any of the Collateral.

     4.3 Other Collateral Issues. Debtor will deliver to Secured Party, at such times and in such form as shall reasonably be designated by Secured Party, assignments, schedules and reports relating to the Collateral. Upon request by Secured Party, Debtor will mark its books and records to reflect the security interest of Secured Party in the Collateral.

     5. DEFAULT; REMEDIES

     5.1 Remedies. In the event a Default shall occur and while it is continuing:

          (a) All Liabilities may (notwithstanding any provisions thereof), at the option of Secured Party, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable, and Secured Party may exercise from time to time any rights or remedies available to it under applicable laws or in equity, including, without limitation, the Code, in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement, in any of the other Financing Agreements, or otherwise, all of which remedies shall be cumulative.

          (b) At Secured Party's request, Debtor will promptly, at Debtor's expense,


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     assemble the Collateral at one or more places, reasonably convenient to both parties, where the Collateral may, at Secured Party's option, remain, at Debtor's expense, pending sale or other disposition thereof.

          (c) Debtor acknowledges that any breach by Debtor of any of the provisions of this Section 5.1 will cause irreparable injury to Secured Party, and that there is no adequate remedy at law for a breach of the provisions of such Section. Debtor agrees that Secured Party will have the immediate right, upon such breach, to seek to obtain injunctive and other equitable relief in any court of competent jurisdiction without any requirement of notice, and that the granting of any such relief shall not preclude Secured Party from pursuing any other available relief or remedies for such breach.

     5.2 Sale of Collateral. Any notification required by law of intended sale, lease or other disposition by or on behalf of Secured Party of any of the Collateral shall be deemed reasonably and properly given if mailed, postage prepaid, to Debtor at Debtor's address set forth at the beginning of this Agreement, at least twenty (20) business days before such sale, lease or other disposition. Notice sent in such manner shall be deemed received on the fifth business day following the day of deposit in the mails. Any proceeds of any sale, lease or other disposition by Secured Party of any of the Collateral may be applied by Secured Party to the payment of expenses in connection with the Collateral, including, without limitation, reasonable "Attorneys' Fees" (as defined in Section 5.3 hereof) and legal expenses. Any balance of such proceeds may be applied by Secured Party toward the payment of the Liabilities in the manner set forth in Section 7.5 hereof. Debtor shall remain liable for any deficiency, and Secured Party shall account for any surplus.

     5.3 Attorneys' Fees; Costs and Expenses. "Attorneys' Fees" shall mean the reasonable value of the services of the attorneys and legal agents employed by Secured Party, from time to time, to commence, defend or intervene in any court proceeding, or to file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to the Collateral, this Agreement, the Note, or any of the other Financing Agreements, or to protect, collect, lease, sell, take possession of, or liquidate any of the Collateral or to attempt to enforce any security interest in any of the Collateral, or to enforce the rights of Secured Party to collect any of the Liabilities. Such attorneys' fees, and any expenses, costs and charges relating thereto, including, without limitation, all fees of all paralegals and other staff employed by such attorneys, and all other costs and expenses incurred by Secured Party with respect to the enforcement, collection or protection of its interests in the Collateral shall be repayable by Debtor to Secured Party on demand, shall be additional Liabilities and shall be secured by the Collateral.

     5.4 Waiver of Bonds. IN THE EVENT THAT SECURED PARTY SEEKS TO TAKE POSSESSION OF ANY OR ALL OF THE COLLATERAL BY COURT PROCESS, TO OBTAIN ANY INJUNCTION OR OTHER EQUITABLE RELIEF REQUIRING DEBTOR TO COMPLY WITH ANY OR ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION,
SECTION 5.1 HEREOF, OR OTHERWISE TO COMPLY WITH APPLICABLE LAW, DEBTOR HEREBY IRREVOCABLY


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WAIVES ANY BONDS AND ANY SURETY THEREON OR SECURITY RELATING THERETO THAT IS
REQUIRED OR ALLOWED BY ANY STATUTE, COURT RULE OR OTHERWISE AS AN INCIDENT TO SUCH POSSESSION OR INJUNCTION, AND WAIVES ANY DEMAND FOR POSSESSION PRIOR TO THE COMMENCEMENT OF ANY SUIT OR ACTION TO RECOVER WITH RESPECT THERETO.

     5.5 Waiver of Demand. Except as otherwise provided in the Note, demand, presentment, protest and notice of nonpayment is hereby waived by Debtor. Debtor also waives the benefit of all valuation, appraisal and exemption laws.

     5.6 Waiver of Notice. IN THE EVENT OF A DEFAULT (PURSUANT TO AUTHORITY GRANTED BY ITS BOARD OF DIRECTORS), DEBTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY SECURED PARTY OF ITS RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL WITHOUT PRIOR NOTICE OR HEARING, AND DEBTOR ACKNOWLEDGES THAT IN EXECUTING THIS AGREEMENT IT HAS BEEN ADVISED BY COUNSEL WITH RESPECT TO THIS TRANSACTION AND THIS AGREEMENT.

     5.7 Grant of License. Secured Party is hereby granted a license and right to use, following the occurrence and during the continuance of a Default, without payment of royalty or other compensation, Debtor's labels, patents, copyrights, trade names, trademarks, service marks, and advertising material, as it pertains to the Collateral, in connection with, advertising for sale and selling of any Collateral.

     6. TERM

     6.1 Term of Agreement. This Agreement shall continue in full force and effect so long as any Liabilities are owing by Debtor to Secured Party.

     6.2 Termination. No termination of this Agreement shall in any way affect or impair the rights or liabilities of the parties hereto with respect to any transactions or events that occurred prior to such termination date or to any Collateral in which Secured Party has a security interest. All agreements, warranties and representations of Debtor shall survive such termination.

7. MISCELLANEOUS

     7.1 Receipt of Payments. For purposes of determining the amount of the Liabilities, including, without limitation, the computations of interest that may from time to time be owing by Debtor to Secured Party, the receipt of any check or any other item of payment by Secured Party shall not be treated as a payment on account of the Liabilities until such check or other item of payment is actually paid in collected funds. Any statement of account rendered by Secured Party to Debtor relating to the Liabilities, including, without limitation, all statements of balances owing, accrued interest, expenses and costs, shall be presumed to be correct and accurate and constitute an account stated unless, within thirty (30) days after receipt thereof by Debtor, Debtor shall deliver to Secured Party written objection thereto specifying the error or errors, if any,


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contained in any such statement.

     7.2 Successors and Assigns. Whenever in this Agreement there is reference made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the successors and assigns of such party. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of Debtor and Secured Party.

     7.3 Survival of Representations. All representations and warranties of Debtor, and all terms, provisions, conditions and agreements to be performed by Debtor contained herein, or in any of the other Financing Agreements, shall be true and satisfied at the time of the execution of this Agreement, and shall survive the execution and delivery of this Agreement.

     7.4 Governing Law; Severability. This Agreement shall be construed in all respects in accordance with, and governed by, the laws and decisions of the State of Illinois, without regard to conflicts of laws principles. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     7.5 Application of Payment. Debtor irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by Secured Party from Debtor, and Debtor does hereby irrevocably agree that Secured Party shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter against the Liabilities hereunder in such manner as Secured Party may deem advisable, notwithstanding any entry by Secured Party upon any of its books and records.

     7.6 Invalidated Payment. Debtor agrees that to the extent that Debtor makes a payment or payments to Secured Party, which payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Debtor, its estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Liability or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated and included within the Liabilities as of the date of such initial payment, reduction or satisfaction occurred.

     7.7 Submission to Jurisdiction. DEBTOR CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF ILLINOIS, AND DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON DEBTOR AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO DEBTOR AT ITS ADDRESS STATED AT THE BEGINNING OF THIS AGREEMENT.

     7.8 Notice. Except as otherwise provided for herein, any statement, notice or other


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communication required or permitted hereunder shall be in writing and may be personally served, sent by facsimile transmission, air courier guaranteeing next business day delivery or certified or registered United States mail, postage prepaid, and shall be deemed delivered upon receipt if personally served, upon confirmation of receipt if sent by facsimile transmission, the next business day, if sent by air courier guaranteeing next business day delivery, and, if sent by mail, three (3) business days after deposit in the United States mail with postage prepaid and properly addressed. For purposes of this Section 7.8, the addresses of the parties hereto shall be as follows:


         If to Debtor, at:             AccuMed International, Inc.
                                       920 N. Franklin St., Suite 402
                                       Chicago, IL  60610
                                       Attention: Paul F. Lavallee, Chairman of the
                                                  Board and Chief Executive Officer
                                       Telecopier: (312) 642-8684; Confirmation:(312) 642-9200

         With a copy to:               Joyce L. Wallach, Esq.
                                       1500 7th Avenue
                                       Sacramento, CA  95818
                                       Telecopier: (916) 341-0256; Confirmation: (916) 341-0255

         If to Secured Party, at:      Ampersand Medical Corporation
                                       414 N. Orleans, Suite 510
                                       Chicago, IL  60610
                                       Attention: Peter P. Gombrich, Chairman of the
                                                  Board and Chief Executive Officer
                                       Telecopier: (312) 222-9580; Confirmation: (312) 222-9550

         With a copy to:               Schwartz, Cooper, Greenberger & Krauss, Chartered
                                       180 N. LaSalle Street, Suite 2700
                                       Chicago, IL 60601
                                       Attention: Richard J. Firfer, Esq. or
                                                  Robert A. Smoller, Esq.
                                       Telecopier:  (312) 728-8416; Confirmation: (312) 346-1300

or, as to each party, at such other address as may be designated by such party in a written notice to the other party to this Agreement in accordance with this
Section 7.8.

     7.9 Conflict With Note. In the event of any conflict between the terms and provisions of the Note, on the one hand, and the terms and provisions of this Agreement, or the terms and provisions of any other Financing Agreement, on the other hand, the terms and provisions of the Note shall prevail.



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     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first hereinabove written.


                                      ACCUMED INTERNATIONAL, INC.




                                      By:/s/ PAUL F. LAVALLEE
                                         ---------------------------------
                                           Paul F. Lavallee,
                                           Chairman of the Board and Chief
                                           Executive Officer


                                      AMPERSAND MEDICAL CORPORATION


                                      By:/s/ PETER P. GOMBRICH
                                         ---------------------------------
                                           Peter P. Gombrich,
                                           Chairman of the Board and Chief
                                           Executive Officer